FORM 4 - JOINT FILER INFORMATION

NAME:                              Frost Gamma Investments Trust

ADDRESS:                           4400 Biscayne Blvd
                                   Miami, FL 33137

Designated Filer:                  Phillip Frost, M.D.

Issuer and Ticker Symbol:          Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                         November 16, 2018

FROST GAMMA INVESTMENTS TRUST

     by:     /s/ Phillip Frost MD, as trustee
             --------------------------------
              Phillip Frost, M.D., Trustee

                            JOINT FILER INFORMATION

NAME:                              Frost Nevada Investments Trust

ADDRESS:                           4400 Biscayne Blvd
                                   Miami, FL 33137

Designated Filer:                  Phillip Frost, M.D.

Issuer and Ticker Symbol:          Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                         November 16, 2018

FROST NEVADA INVESTMENTS TRUST

     by:     /s/ Phillip Frost MD, as trustee
             --------------------------------
              Phillip Frost, M.D., Trustee